UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

INTEGRATED DEVICE TECHNOLOGY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Filed by Integrated Device Technology, Inc. pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Integrated Device Technology, Inc.

Commission File No. of Subject Company: 000-12695

Dear IDT Colleagues:

I am very pleased that our two teams—IDT and Renesas—have decided to join forces to win in the global semiconductor market, although we still need to take some regulatory steps to close the transaction. Until regulatory approvals and other customary closing conditions are satisfied, Renesas and IDT remain two separate companies and will continue with business as usual.

We are very excited about the highly synergistic and complementary combination of the two companies. A larger business platform as well as cross-cultural work environment will surely provide you with greater opportunities to grow not only as a business but also as individuals. You will find bigger and more diversified opportunities in the new setting.

While we are both technology oriented companies, at the end of the day, what really matters is the people. Renesas puts the highest priority on people, and IDT seems to do the same. I have found a very good chemistry between the IDT and Renesas management teams. Both of us embrace technology, customer focus, business success, global mindset, and above all, trust in people. I am totally convinced that we can make this sense of personal trust and good cultural chemistry prevail across our entire two companies, which will be the key to our common success.

During the integration process of Renesas/Intersil, we had a good experience by listening to each other with mutual respect and finding ways to develop the best way forward for the combined business. I am very confident that we will be able to repeat our integration process with similar success.

Let me mention a few important behavioral guidelines we follow in our “Renesas Values”.

✓	Embrace new technologies or expertise, while recognizing that the rules of the game may change beyond the boundary of one’s area of expertise.
✓	Demonstrate respect and appreciation for diversity in groups and individuals.
✓	Work collaboratively and maximize the potential of a diverse team

These guidelines are and will be applied in a fair manner to all colleagues in our Renesas family.

Renesas is fully committed to our close collaboration moving forward, and the success of our joint future.

I very much look forward to working with you all soon.

Welcome to Renesas.

Sincerely,

Bunsei Kure

Representative Director, President & CEO

Renesas Electronics Corporation

Contacts

Integrated Device Technology, Inc.

Krishna Shankar

Head of Investor Relations

408-284-6515

ir@idt.com

Renesas Electronics Corporation

Makie Uehara

+81 3-6773-3002

ir@renesas.com

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving IDT and Renesas. In connection with the proposed transaction, IDT plans to file with the Securities and Exchange Commission (“SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. IDT may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by IDT with the SEC. BEFORE MAKING ANY VOTING DECISION, IDT’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY IDT WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and stockholders may obtain a free copy of the proxy statement and other documents IDT files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. IDT makes available free of charge at www.idt.com (in the “Investors” section), copies of materials it files with, or furnishes to, the SEC.

Participants in the Solicitation

IDT and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from IDT’s stockholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of IDT’s directors and executive officers in IDT’s Annual Report on Form 10-K for the fiscal year ended April 1, 2018, which was filed with the SEC on May 18, 2018, and its definitive proxy statement for the 2018 annual meeting of stockholders, which was filed with the SEC on July 30, 2018. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and IDT’s website at www.idt.com

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain information which may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements relate to future events that are based on current expectations, estimates, forecasts and projections. These statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. All statements other than statements of historical fact or relating to present facts or current conditions included in this communication are forward-looking statements. Such forward-looking statements include, among others, IDT’s current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. Forward-looking statements can usually be identified by the use of terminology such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “goals,” “intend,” “likely,” “may,” “might,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and variations of such words and similar expressions.

Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect IDT’s business and the price of the common stock of IDT, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of IDT and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on IDT’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from IDT’s ongoing business operations (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction; (viii) unexpected costs, charges or expenses resulting from the proposed transaction; and (ix) other risks described in IDT’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.

Any forward-looking statement made in this communication speaks only as of the date on which it is made. You should not put undue reliance on any forward-looking statements. IDT undertakes no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as may be required by law. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

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